UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	October 26, 2009

Commission File Number	000-31380

ATLAS MINING COMPANY
(Exact name of registrant as specified in its charter)

Idaho	82-0096527
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

110 Greene Street – Ste 1101, New York, NY	10012
(Address of principal executive offices)	(Zip Code)

(208) 556-1181
(Issuer’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On October 26,  2009, the Company issued as a press release a shareholder letter which is attached as Exhibit 99.1.  The information in the letter is furnished and not filed.

Item 9.01                Financial Statements and Exhibits

Exhibit 99.1 a letter to shareholders issued as a press release issued October 26, 2009. The letter is furnished and not filed.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATLAS MINING COMPANY

Dated:	October 26, 2009	/s/ ANDRE ZEITOUN
By: Andre Zeitoun
Chief Executive Officer